UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 9, 2005

                       NATIONAL DIVERSIFIED SERVICES, INC.
             (Exact name of registrant as specified in its charter)



           Delaware                  002-99080                  11-2820379
(State or Other Jurisdiction      (Commission File           (I.R.S. Employer
       of Incorporation)              Number)             Identification Number)

 201 Circle Drive North, Building 112, Piscataway, New Jersey        08854
(Address of principal executive offices)                           (zip code)

                                 (732) 356-9555
                         (Registrant's telephone number,
                              including area code)

                                   Copies to:
                               Marc J. Ross, Esq.
                              Yoel Goldfeder, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

                 c/o Morse & Morse, PLLC, 1400 Old Country Road,
                   Suite 302, Westbury, New York (Former name
                    or former address, if changed since last
                                     report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425) [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12) [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)) [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

         On August 4, 2005, National Diversified Services, Inc. (the "Company") entered into an Agreement and Plan of Merger (the "Agreement") with NADS Acquisition Corp., a Delaware corporation and wholly owned subsidiary of the Company ("NADS"), The Certo Group, Inc., a Delaware corporation ("Certo") and Dominic Certo, the sole shareholder of Certo (the "Certo Shareholder"), which closed on August 9, 2005. Pursuant to the Agreement, Certo merged into NADS. As consideration for the merger of Certo into NADS, the Company issued 79,639,830 shares of the Company's common stock to the Certo Shareholder. This issuances is exempt from registration requirements under Regulation D under the Securities Act of 1933, as amended.

         On August 4, 2005, the Company entered into a Consulting Agreement with George Rubin and with Morry F. Rubin (collectively, the "Consultants"), pursuant to which the Consultants would provide advice to the Company in connection with general business consulting services for a term of one year. In consideration for the services to be provided, the Company has agreed to pay the Consultants an aggregate fee of $85,000 and provide them with anti-dilution protection in connection with certain issuances of equity by the Company. In addition, the Company has granted the Consultants and certain other shareholders with registration rights.

                                BUSINESS OF CERTO

Organizational History

         Certo was incorporated in the state of Delaware on March 3, 2005. Dominic Certo is the sole member of The Certo Group, LLC, a New Jersey limited liability company formed on December 20, 2001 which operates the business of Certo. Certo is a food service company, specializing in the exclusive management of in-house cafeterias, vending, catering and office coffee services to large corporate and institutional clients. To a small degree Certo also manages retail restaurant locations. Certo operates most of its cafeterias and restaurants with the branded name of L.A. Cafe

Overview of Business

         Certo's primary clients are medium-size corporate accounts with annual food sales of between $100,000 and $1,000,000, which allows it to provide a wide variety of food services in a single location. Certo is also afforded the opportunity to customize its services at each location to provide:

     o    cafeteria services,
     o    special event catering, and
     o    vending and office coffee services.

         At most locations, Certo is the exclusive provider of all available food and beverages and is responsible for hiring and training personnel. Certo's on-site managers work closely with its corporate officers to ensure continuing food quality and customer satisfaction.

         New accounts are assigned to a member of Certo's management who develops a comprehensive plan to meet each client's specific needs. After extensive interviews and on-site visits, an operating strategy is formulated to best meet the needs of Certo's clients. Certo considers various factors to maximize its profit potential without sacrificing client satisfaction, including a thorough review of:

     o    labor and product costs,
     o    facility and menu design,
     o    training and recruiting,
     o    specialized needs of the client or its employees, and
     o    equipment needs.

         Each location is continually reviewed to monitor client employee satisfaction, changing food requirements and quality of food and service. Based upon reports supplied by on-site managers, additional services are added as demand changes, including catering facilities and food selection upgrades.

     Client accounts are staffed by several levels of management type employees who are responsible for our client's complete satisfaction. Certo employs district managers with strong sales and administrative backgrounds who are responsible for overseeing the client accounts in their region, as well as forecasting the budget for each account and assisting the on-site management at each location. The on-site manager is responsible for the day-to-day activities of the account and for ensuring continuing food quality and satisfaction. In most accounts, a chef/manager will perform these duties. The supporting personnel at each location may include:


     o    an executive chef,
     o    sous chef,
     o    grill cook,
     o    deli servers,
     o    cashiers,
     o    dishwashers,
     o    catering personnel, and
     o    general kitchen help.

         Certo employs managers, chefs and cooks who have obtained experience from larger food service organizations, graduates of a culinary school or graduates with a degree in Hotel and Restaurant management. Other support personnel are hired locally and trained on-site by our on-site manager, chef/managers and/or district managers. In addition, all new managers train at Certo's headquarters prior to their commencement at one of Certo's clients locations.


Business Strategy

         Certo prepares all of the items on its menus fresh and believes in display or exhibition cooking. Certo further pride itself in creative Hollywood and celebrity type menus and upbeat cosmetics that turn a drab cafeteria into a trendy restaurant with a California theme and California cooking style. Certo tracks customer feedback with comment cards clearly displayed at the register, mystery shopper programs and in some cases surveillance by cameras. Certo believes in stringent accountability and follows up for budgets on a daily basis.


           Through its continuing evaluations, on-site managers strive to maintain:

     o    strict cost containment policies,
     o    nutritional programs for better health, and
     o    facilities with state-of-the-art equipment.

         After our comprehensive evaluations, each facility is reviewed with the client to select the best possible combination of food and service. This program allows Certo to make rapid changes at a given location before client dissatisfaction results in a termination of a contract. If a problem develops at a local level, management has the ability to rapidly deploy individuals specializing in the area and seek a solution.

Marketing

         Certo selectively bids for privately owned facility contracts. Other potential food service contracts come to our attention through:


     o    mail and telephone,
     o conversations with suppliers, such as purveyors and vending machine suppliers,
     o    state listings,
     o    trade shows and conventions,
     o    networking, and
     o    client referrals.

         New clients generally require that Certo submit a bid and make a proposal outlining a capital investment and other financial terms. Certo is often required to make capital improvements to the client's facility at the start of the contract to secure an account. Certo also expends a great deal of time and effort preparing proposals and negotiating contracts. In certain cases, a private-facility owner may choose to negotiate with Certo exclusively, in which case it does not have to participate in any bidding process.

           To attract office building clients, Certo constantly upgrades its food and customer service. Certo strives to provide menu items which are healthy and higher quality than typical fast food or cafeteria style products. Certo's philosophy is that to the extent its client's employees are able to satisfy their food needs at their employer's location, the less time those employees are away from their office setting. Certo believes this results in an increase in corporate and individual productivity. Further, if Certo can satisfy the employees with diverse and high-quality food items, employers are often willing to subsidize a portion of the costs.

Acquisition Strategy

         Certo believes that there are significant opportunities to further expand its business through the acquisition of companies in those industries which are compatible to the contract food service industry with higher margins on revenues. Certo's officer and director is responsible for identifying, pursuing and negotiating potential acquisition candidates and integrating acquired operations. Certo believes it can integrate acquired companies into its management structure and diversify operations successfully without a significant increase in general and administrative expenses. In addition, future acquisitions are expected to enable Certo to lower overhead costs through centralized geographical office operations.

Major Clients and Contracts

         We have a number of large, multi-year contracts. Some of our larger contracts include:

     o    Chanal,
     o    AT&T,
     o    Comcast,
     o    N.Y. College of Podiatric Medicine,
     o    St. Petersburg College,
     o    Tyco,
     o    Lea & Perrins,
     o    Motorola, and
     o    Ferrero Foods.

           None of Certo's contracts accounted for more than 10% of its total revenue for the fiscal year ended December 31,2004.

Seasonality

           Certo's food services are somewhat seasonal in nature. Many of its corporate clients are less busy in the summer months due to the vacation schedules of their employees and shift reductions. Special events catering tends to peak at various times of the year depending on corporate meetings, holiday parties and the frequency of special events. Certo adjusts its labor staffing and inventories as necessary during these periods.

Industry and Market Overview

           Technomic, a food consultant and research company, estimates that the United States food service industry is a multi-billion dollar industry, encompassing corporate services, educational markets, hospital/health care, correctional facilities, military facilities and transportation facilities. The food service market is characterized by a large concentration of corporate and industry populations in a multitude of geographic locations. We believe the geographic locations in which we operate contain:

     o    the largest financial segment of the industry,
     o    high population density,
     o    numerous corporate office parks and industrial facilities, and
     o    high concentration of medium-size corporations.

          Although Certo has a relatively small share of the food service provider market, it competes favorably with other regional food service providers and those national companies that have operations in the northeastern United States. Certo believes it is able to remain competitive because of the quality, selection and value of the food and services and the concepts that it provides.

Intellectual Property

         Certo has registered its corporate logo as a service mark on April 5, 2005 with the United States Patent and Trademark Office and it has registrations pending for trademarks for the trade names LA Cafe and L.A. Food Services.

Competition

         The food and facilities management services business in North America comprises a large number of local, regional and national service providers. Certo's strongest competition comes from larger, well-capitalized participants due to their ability to provide (i) cost-effective services as a result of economies of scale, (ii) a broader range of services than local and regional participants and (iii) national coverage to large clients.

           Certo encounters significant competition locally and nationally in the contract food service market. Food service companies compete for clients on the basis of:

     o    quality and service standards,
     o    local economic conditions,
     o    innovative approaches to food service facility design, and
     o maximization of sales and price (including the making of loans, advances and investments in client facilities and equipment).

     Competition may result in price reductions, decreased gross margins and loss of market share. Certain of Certo's competitors compete with it on a national basis and have greater financial and other resources than it has. In addition, existing or potential clients may elect to "self operate" their food service, eliminating the opportunity for Certo to compete for their business.

Government Regulation

         Certo's business is subject to various government regulations including environmental, employment, privacy and safety regulations. In addition, Certo's food service facilities are subject to state health department regulations, yearly health inspections, sanitation and safety standards, and state and local licensing of the sale of food products. The cost of compliance with these various regulations is not material; however, there are no assurances that additional federal and state legislation or changes in the regulatory environment will not limit Certo's activities in the future or increase the cost of compliance.

Employees

         As of August 12, 2005 Certo had 200 employees. Certo has not experienced any work stoppages and Certo considers relations with its employees to be good.

Description of Property

         The Company's principal executive offices are located at 201 Circle Drive North, Building 112, Piscataway, New Jersey 08854. These offices consist of approximately 3,000 square feet which are rented on a monthly basis for $5,649.14.

         In addition the Company has a regional office located at 3000 Gulf to Bay Boulevard, Suite 309, Clearwater. Florida 33759. This office consists of approximately 300 square feet which are rented on a monthly basis for $435.00.

         The Company believes that its properties are adequate for its current and immediately foreseeable operating needs. The Company does not have any policies regarding investments in real estate, securities or other forms of property.

Legal Proceedings

          From time to time, we may become involved in various lawsuits and legal proceedings, which arise in the ordinary course of business. However, litigation is subject to inherent uncertainties, and an adverse result in these or other matters may arise from time to time that may harm our business. Except as disclosed below, we are currently not aware of any such legal proceedings or claims that we believe will have, individually or in the aggregate, a material adverse affect on our business, financial condition or operating results.

         In January 2005 the Company instituted an action against Home Depot for a breach of a contract. The suit is seeking a judgment in excess of $1,000,000.

                                  RISK FACTORS

Certo's success depends on its ability to retain and renew existing client contracts.

           Certo's success depends on its ability to retain and renew existing client contracts and to obtain and successfully negotiate new client contracts. There can be no assurance that Certo will be able to retain and renew existing client contracts or obtain new contracts or that such contracts will be profitable. Certo's failure to retain and renew existing contracts or obtain new contracts could have a material adverse effect on Certo's business, financial condition and results of operations.

Certo may not be reimbursed for investment in a client's facility.

           Typically Certo is required to make capital improvements to a client's facility at the start of a contract to secure an account. Historically, Certo has funded these expenditures from cashflow and short-term borrowings. To the extent Certo is unable to be reimbursed for a part of these costs or enter into long-term contracts or is unable to retain existing clients, Certo could experience short-term cashflow problems or be required to seek additional outside financing. Additional financing may not be available on favorable terms or at all.

Certo may lose customers if building owners fail to retain tenants.

           Some of Certo's clients consist of tenants in large office complexes and buildings in the northeastern United States. Accordingly, Certo is dependent on the building owners to attract and retain quality tenants by offering competitive rental rates, favorable locations and adequate maintenance services. To the extent these entities fail to provide a favorable rental atmosphere and retain existing tenants, Certo may lose customers, revenues, and potentially a food service contract irrespective of the quality of its food service facility. If Certo were to lose customers due to building vacancies, it could have an adverse material effect on Certo's operations and financial condition.

Fluctuating food prices and shortages may affect the quality and variety of food Certo is able to offer at a given location.

          Certo is subject to fluctuating food prices and availability of certain food items which varies by location. Although Certo's contracts with its clients allow for certain adjustments due to rising prices over a specified period of time, often times Certo must take a reduced margin to insure the availability of certain required food groups and avoid customer dissatisfaction. Although most shortages last only a short period of time, shortages in certain items may adversely affect the quality and variety of food offered at a given location. Certo attempts to anticipate shortages by centralized buying for its various locations, by placing large orders with reliable suppliers and following trends in product availability and price.

Certo may need to raise capital to fund its operations, and its failure to obtain funding when needed may force Certo to delay, reduce or eliminate acquisitions and business development plans.

         If in the future, if Certo is not capable of generating sufficient revenues from operations and its capital resources are insufficient to meet future requirements, Certo may have to raise funds to continue the development, commercialization, marketing and sale of our technologies.

         Certo cannot be certain that funding will be available on acceptable terms, or at all. To the extent that Certo raises additional funds by issuing equity securities, its stockholders may experience significant dilution. Any debt financing, if available, may involve restrictive covenants that impact Certo's ability to conduct its business. If Certo is unable to raise additional capital if required or on acceptable terms, it may have to significantly delay, scale back or discontinue its planned acquisitions or business development plans or obtain funds by entering into agreements on unattractive terms.

Certo is dependent upon key personnel.

      Certo's success is heavily dependent on the continued active participation of its current executive officer and director, Dominic Cero. Loss of the services of Mr. Certo could have a material adverse effect upon Certo's business, financial condition or results of operations. Mr. Certo currently does not have any plans to retire or leave Certo in the near future. Certo does not maintain any key life insurance policies for any of its executive officer or other personnel. The loss of any of Certo's senior management could significantly impact Certo's business until adequate replacements can be identified and put in place.

Certo may be unable to hire and train a sufficient number of qualified workers to satisfy customer requirements.

           From time to time, Certo must hire and train a number of qualified food service managers and temporary workers to provide food service at a new corporate location or scheduled events at other locations. Certo may encounter difficulty in hiring sufficient numbers of qualified individuals to staff these events, which could have a material adverse effect on its business, financial condition and results of operations.

Certo may fail to compete effectively in its market.

          Certo encounters significant competition in each area of the contract food service market in which it operates. Certain of Certo's competitors compete with Certo on both a national and local basis and have significantly greater financial and other resources than Certo. Competition may result in price reductions, decreased gross margins and loss of market share. In addition, existing or potential clients may elect to "self operate" their food service, thereby eliminating the opportunity for Certo to compete for the account. There can be no assurance that Certo will be able to compete successfully in the future or that competition will not have a material adverse effect on Certo's business, financial condition or results of operations.

Any acquisitions that Certo undertakes could be difficult to integrate and could disrupt its business, dilute shareholder value and adversely affect its operations.

           A component of Certo's strategy is to pursue acquisitions of other businesses. There can be no assurance, however, that Certo will be able to identify, negotiate and consummate acquisitions or that acquired businesses can be operated profitably or integrated successfully into Certo's food service operations or other operating segments. In addition, acquisitions by Certo are subject to various risks generally associated with the acquisition of businesses, including the financial impact of expenses associated with the integration of acquired businesses. There can be no assurance that Certo's historic or future acquisitions will not have an adverse impact on Certo's business, financial condition or results of operations. If suitable opportunities arise, Certo anticipates that it would finance future acquisitions through available cash, bank lines of credit or through additional debt or equity financing. There can be no assurance that such debt or equity financing would be available to Certo on acceptable terms when, and if, suitable strategic opportunities arise. If Certo were to consummate one or more significant acquisitions in which part or all of the consideration consisted of equity, shareholders of Certo could suffer a significant dilution of their interests in Certo.

Government regulations could adversely affect Certo's business .

          Certo's business is subject to various governmental regulations incidental to its operations, such as environmental, employment, and safety regulations. In addition, Certo is subject to state health department regulations and yearly inspections. Food service operations at the various locations are subject to sanitation and safety standards, and state and local licensing of the sale of food products. Cost of compliance with these various regulations is not material. However, there can be no assurance that additional federal and state legislation or changes in the regulatory environment will not limit the activities of Certo in the future or increase the cost of regulatory compliance.

Effective control by Certo's current officer and director.

          Certo's current officer and director owns 90% of the total voting stock outstanding. Certo's articles of incorporation do not authorize cumulative voting in the election of directors and as a result, Certo's officers and directors currently are, and in the foreseeable future will continue to be, in a position to have a significant impact on the outcome of substantially all matters on which shareholders are entitled to vote, including the election of directors. In addition, based on the large number of shares currently owned by management, any sales of significant amounts of shares by Certo's officer and director, or the prospect of such sales, could adversely affect the market price of Certo's common stock. These individuals, if and when they sell their shares, are subject to the volume limitations imposed by Rule 144 with respect to sales by affiliates.

Certo does not anticipate payment of dividends and shareholders are wholly dependent upon the market for the common stock to realize economic benefit.

          Certo has paid no cash dividends on its common stock and has no present intention of paying cash dividends in the foreseeable future. It is the present policy of the board of directors to retain all earnings to provide for the growth of Certo. Payment of cash dividends in the future will depend, among other things, upon Certo's future earnings, requirements for capital improvements, the operating and financial conditions of Certo and other factors deemed relevant by the board of directors.

                                   MANAGEMENT

Executive Officers and Directors

         Below are the names and certain information regarding the Company's executive officers and directors following the merger of Certo into NADS.

-------------------- ------- --------------------------------------------------
Name                 Age     Position
-------------------- ------- --------------------------------------------------
Dominic Certo        55      President, Chief Executive Officer, Chief
                             Financial Officer and Director
-------------------- ------- --------------------------------------------------

         Officers are elected annually by the Board of Directors (subject to the terms of any employment agreement), at our annual meeting, to hold such office until an officer's successor has been duly appointed and qualified, unless an officer sooner dies, resigns or is removed by the Board.

Background of Executive Officers and Directors

         Dominic Certo, President, Chief Executive Officer, Chief Financial Officer and Director. Mr. Certo was appointed Chief Executive Officer of Certo on March 3, 2005. Prior to joining Certo, from June 2001 to the present, Mr. Certo has been the Chairman of the Board of Directors and the Chief Executive Officer of The Certo Group, LLC. From October 1990 to June 2001, Mr. Certo served as the President and Chief Operating Officer of L.A. Food Services Inc. From June 1993 to June 1994, Mr. Certo served as the Chief Executive Officer of Universal Management. Mr. Certo received his Associates degree from North West Missouri State University in 1973.

Executive Compensation

         The following table sets forth all compensation paid in respect of the Company's Chief Executive Officer and those individuals who received compensation in excess of $100,000 per year (collectively, the "Named Executive Officers") for our last three completed fiscal years.

                           SUMMARY COMPENSATION TABLE


                                                 Annual Compensation
                                                -----------------------

                                                                   Other
          Name and                                                 Annual
     Principal Position       Year    Salary ($)    Bonus ($)   Compensation ($)
----------------------------- ---- -------------- ------------ -----------------
     Morry F.  Rubin          2004     -0-            -0-            -0-
     Former Chief Executive   2003     -0-            -0-            -0-
     Officer, President       2002     -0-            -0-            -0-
     Principal Financial
     Officer and Treasurer

There are no current employment agreements between any individuals and the company.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         On March 3, 2001, Certo issued a promissory note to Dominic Certo, the Company's President, Chief Executive Officer, Chief Financial Officer and a member of its board of directors, in the aggregate principal amount of $446,388. The promissory note bears interest at an annual rate of prime plus 7.5% and is due on demand. The promissory note was issued to Mr. Certo in connection with funds advanced by Mr. Certo to Certo.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information, as of August 12, 2005 with respect to the beneficial ownership of the outstanding common stock by
(i) any holder of more than five (5%) percent; (ii) each of the Company's executive officers and directors; and (iii) the Company's directors and executive officers as a group. Except as otherwise indicated, each of the stockholders listed below has sole voting and investment power over the shares beneficially owned.

                                                         Common Stock            Percentage of
Name of Beneficial Owner (1)                          Beneficially Owned        Common Stock (2)
-------------------------------------------------- -------------------------- ---------------------
Dominic Certo                                               79,639,830                 90.0%
-------------------------------------------------- -------------------------- ---------------------
All officers and directors as a group (1 person)            79,639,830                 90.0%

(1) Except as otherwise indicated, the address of each beneficial owner is c/o National Diversified Services, Inc. 201 Circle Drive North, Building 112, Piscataway, New Jersey 08854.

(2) Applicable percentage ownership is based on 88,488,700 shares of common stock outstanding as of August 12, 2005, together with securities exercisable or convertible into shares of common stock within 60 days of August 12, 2005 for each stockholder. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock that are currently exercisable or exercisable within 60 days of August 12, 2005 are deemed to be beneficially owned by the person holding such securities for the purpose of computing the percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

     o No Director, executive officer, affiliate or any owner of record or beneficial owner of more than 5% of any class of voting securities of the Company is a party adverse to the Company or has a material interest adverse to the Company.

                            DESCRIPTION OF SECURITIES

         The Company's authorized capital stock consists of 100,000,000 shares of common stock at a par value of $0.001 per share. As of August 12, 2005, there were 88,488,700 shares of the Company's common stock issued and outstanding that are held by approximately 330 stockholders of record.

         Holders of the Company's common stock are entitled to one vote for each share on all matters submitted to a stockholder vote. Holders of common stock do not have cumulative voting rights. Therefore, holders of a majority of the shares of common stock voting for the election of directors can elect all of the directors. Holders of the Company's common stock representing a majority of the voting power of the Company's capital stock issued, outstanding and entitled to vote, represented in person or by proxy, are necessary to constitute a quorum at any meeting of stockholders. A vote by the holders of a majority of the Company's outstanding shares is required to effectuate certain fundamental corporate changes such as liquidation, merger or an amendment to the Company's articles of incorporation.

         Holders of the Company's common stock are entitled to share in all dividends that the board of directors, in its discretion, declares from legally available funds. In the event of a liquidation, dissolution or winding up, each outstanding share entitles its holder to participate pro rata in all assets that remain after payment of liabilities and after providing for each class of stock, if any, having preference over the common stock. The Company's common stock has no pre-emptive rights, no conversion rights and there are no redemption provisions applicable to the Company's common stock.

            MARKET FOR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

         The Company's common stock is traded on the Pink Sheets, under the symbol "NADS.pk." The following table sets forth the high and low bid prices of its Common Stock, as reported by the Pink Sheets for each quarter since January 1, 2003. The quotations set forth below reflect inter-dealer prices, without retail mark-up, markdown or commission and may not represent actual transactions.

                                            2005
                    -----------------------------------------------------

                               High*                        Low*
                    -----------------------------------------------------
1st Quarter........ $         0.0001             $         0.0001
2nd Quarter........ $         0.0001             $         0.0001

                                             2004
                    -----------------------------------------------------
                               High*                        Low*
                    -----------------------------------------------------
1st Quarter........ $         0.0001             $         0.0001
2nd Quarter........ $         0.0001             $         0.0001
3rd Quarter........ $         0.0001             $         0.0001
4th Quarter........ $         0.0001             $         0.0001

                                            2003
                    -----------------------------------------------------
                               High                         Low
                    -----------------------------------------------------
1st Quarter........ $         0.0001             $         0.0001
2nd Quarter........ $         0.0001             $         0.0001
3rd Quarter........ $          0.001             $         0.0001
4th Quarter........ $          0.001             $          0.001

         As of August 12, 2005, there were approximately 330 holders of record of the Company's common stock.

Dividends

         The Company has never declared or paid any cash dividends on its common stock. The Company currently intends to retain future earnings, if any, to finance the expansion of its business. As a result, the Company does not anticipate paying any cash dividends in the foreseeable future.

Securities Authorized for Issuance Under Equity Compensation Plans

         The following table shows information with respect to each equity compensation plan under which the Company's common stock is authorized for issuance as of the fiscal year ended December 31, 2004.


                      EQUITY COMPENSATION PLAN INFORMATION

------------------------------------ ------------------------ ----------------------- ---------------------------
           Plan category              Number of securities       Weighted average        Number of securities
                                        to be issued upon       exercise price of      remaining available for
                                           exercise of         outstanding options,     future issuance under
                                      outstanding options,     warrants and rights    equity compensation plans
                                       warrants and rights                              (excluding securities
                                                                                       reflected in column (a)
------------------------------------ ------------------------ ----------------------- ---------------------------
                                               (a)                     (b)                       (c)
------------------------------------ ------------------------ ----------------------- ---------------------------
Equity compensation plans approved             -0-                     -0-                       -0-
by security holders
------------------------------------ ------------------------ ----------------------- ---------------------------

------------------------------------ ------------------------ ----------------------- ---------------------------
Equity compensation plans not                  -0-                     -0-                       -0-
approved by security holders
------------------------------------ ------------------------ ----------------------- ---------------------------

------------------------------------ ------------------------ ----------------------- ---------------------------
Total                                          -0-                     -0-                       -0-
------------------------------------ ------------------------ ----------------------- ---------------------------


                    INDEMNIFICATION OF DIRECTORS AND OFFICERS

         Section 145 of the Delaware General Corporation Law, as amended, authorizes the Company to indemnify any director or executive officer under certain prescribed circumstances and subject to certain limitations against certain costs and expenses, including attorney's fees actually and reasonably incurred in connection with any action, suit or proceeding, whether civil, criminal, administrative or investigative, to which a person is a party by reason of being a director or officer if it is determined that such person acted in accordance with the applicable standard of conduct set forth in such statutory provisions. The Company's By-Laws require that the Company provide indemnification to the full extent permitted by Section 145, to all persons who the Company may indemnify pursuant thereto.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers or persons controlling us pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.

Item 2.01  Completion of Acquisition or Disposition of Assets.

         See Item 1.01.

Item 3.02  Unregistered Sales of Equity Securities.

         Pursuant to a Agreement and Plan of Merger dated August 4, 2005, which closed on August 9, 2005, the Company issued 79,639,830 shares of common stock to the Certo Shareholder. This issuance of common stock is exempt from the registration requirements under Rule 4(2) of the Securities Act of 1933, as amended.


Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of business acquired.

         To be filed by amendment no later than 71 calendar days after August 9, 2005.

(b) Pro forma financial information.

         Not applicable.

(c) Exhibits

Exhibit Number                Description
-------------  -----------------------------------------------------------------

10.1 Agreement and Plan of Merger by and among National Diversified Services, Inc., NADS Acquisition Corp., The Certo group, Inc. and Dominic Certo (incorporated by reference to Exhibit No. 10.1 to the Company's current report on Form 8-K filed with the SEC on August 11, 2005)

10.2 Consulting Agreement by and between National Diversified Services, Inc. and George Rubin.

10.3 Consulting Agreement by and between National Diversified Services, Inc. and Morry F. Rubin

10.4 Registration Rights Agreement by and among National Diversified Services, Inc., George Rubin, Morry Rubin, Alan Goldberg, Lester Morse, Steven Morse and Adrienne Grody.

                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           NATIONAL DIVERSIFIED SERVICES, INC.


Dated: August 15, 2005                     By:  /s/ Dominic Certo
                                               ------------------
                                           Name:    Dominic Certo
                                           Title:   Chief Executive Officer